                                                                 EXHIBIT A

                        OFFSHORE SECURITIES
                       SUBSCRIPTION AGREEMENT



THIS OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT is executed in reliance upon the transaction "safe harbor" afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("Securities Act").

THIS AGREEMENT has been executed by the undersigned in connection with the placement of Units of Casmyn Corp., with offices located at 1335 Greg Street, Unit #104, Sparks, Nevada 89431, a corporation organized under the laws of the State of Colorado, United States of America (hereinafter referred to as "the Company"). The undersigned (hereinafter referred to as "Buyer") is located at and is an entity organized under the laws of or is a citizen and resident of the country set forth below Buyer's signature, and hereby represents and warrants to, and agrees with the Company as follows:

1.  AGREEMENT  TO  SUBSCRIBE.    The undersigned hereby subscribes for
    ____Units, each Unit consisting of one share of common stock, $.04 par value, of the Company (the "Common Stock") and a warrant (the "Warrant") to purchase one-half of Common Stock at Eleven Dollars ($11.00) per Unit (the "Unit Price") for an aggregate purchase price of __________________ Dollars ($____________) ("Purchase Price") payable in United States Dollars. The purchase price is payable in full by wire transfer to the account specified in Exhibit "B" attached hereto, or by check payable to Casmyn Corp. and delivered to the officers of the Company. Each Warrant is exercisable for a period of two years, at an exercise price of five and 50/100 Dollars ($5.50), therefore entitling the Buyer to purchase one share of Common Stock upon the exercise of two Warrants and the payment of Eleven Dollars ($11.00).


2.    REPRESENTATIONS OF BUYER.

      Buyer represents and warrants to the Company as follows:

a.    Offshore Transaction.

(i) At the time the buy order to purchase the Units was originated, Buyer was outside the United States;

(ii)  Buyer is not a citizen of the United States;

(iii) Buyer is not a U.S. person nor is the Buyer acquiring the Securities for the benefit of a U.S. person. The term "U.S. Person, " as defined in Regulation S, means:

      (a)  any natural person resident in the United States;

      (b) any partnership or corporation organized or incorporated under the laws of the United States;

      (c) any estate of which any executor or administrator is a U.S. person, unless an executor or administrator who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate is governed by foreign law;

      (d) Any trust of which any trustee is a U.S. person, unless a professional fiduciary (trustee) who is not a U.S. person has sole or shared investment discretion with respect to the assets of the trust and no trust beneficiary (and no trust settler if a revocable trust) is a U.S. person;

      (e)  any agency or branch of a foreign entity located in the United
           States;

      (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

      (g) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

     (h)  any partnership or corporation if:

         (1) organized or incorporated under the laws of any foreign jurisdiction; and

         (2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts;

With respect to any agencies or branches of U.S. persons located outside the United States for valid business reasons and engaged in the insurance or banking business, and subject to substantive insurance or banking regulation (as applicable) in the jurisdiction where located, the agency or branch is not considered to be a U.S. person.

b. Investment Representations. Buyer is purchasing the Units for Buyer's own account and for investment purposes and not with the view towards distribution. Buyer does not have any contract, understanding or arrangement with any person to sell, transfer or grant participation to such person or any third person with respect to the Units;

c.    Restrictions on Units, Warrant Shares and Debenture Shares.

   (i) Buyer understands that neither the Units, the Warrant Shares nor the Debenture Shares have been registered under the Securities Act, any state securities law or the laws of any foreign jurisdiction;

  (ii) Buyer understands that the Units are being offered and sold to Buyer in reliance on the Regulation S safe harbor from the registration requirements of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Buyer set forth herein in order to determine the applicability of such safe harbor and the suitability of Buyer to acquire the Units;

  (iii) Buyer agrees that from the date hereof until the forty-first (41st) day after the final closing of the sale of all Units offered by the Company pursuant to Regulation S (the "Restrictive Period"), the Buyer, or any successor, or any Professional (as defined in Section 2c(iv) hereof) (except for sales of any Units registered under the Securities Act or otherwise exempt from such registration) (a) will not sell any of the Units to a U.S. Person or for the account or benefit of a U.S. Person or anyone believed to be a U.S. Person, (b) will not engage in any efforts to sell the Units in the United States, and (c) will send to a Professional acting as agent or principal, a confirmation or other notice stating that the Professional is subject to the same restrictions on transfer to U.S. Persons or for the account of U.S. Persons during the Restrictive Period as provided herein. The Company will not honor or register and will not be obligated to honor or register any transfer in violation of these provisions; to assure full compliance with the restrictions placed on the resale of securities offered pursuant to Regulation S, the Company shall place on the certificates representing the Common Stock and Warrants the restrictive legend attached hereto as Exhibit "A."

   (iv) Buyer understands that the issuance of Warrant Shares upon exercise of the Warrants will be in reliance on the Regulation S safe harbor from the registration requirements of the Securities Act, and that the Company may require representations, warranties, agreements, acknowledgments and understandings of the holder of such Warrants similar to those set forth herein in order to determine the applicability of safe harbor and the suitability of such holder to acquire the Warrant Shares;

    (v) Buyer agrees that, until the forty-first (41st) day after the date of exercise of the Warrants (the "Restrictive Period") the Buyer, or any successor, or any Professional (as defined in Section
        2c(iv) hereof)(except for sales of any Warrant Shares registered under the Securities Act or otherwise exempt from such registration)
        (a) will not sell any of the Warrant Shares to a U.S. Person for the account or benefit of a U.S.Person or anyone believed to the a U.S. Person, (b) will not engage in any efforts to sell the Warrant Shares, and (c) will send to a Professional acting as agent or principal, a confirmation or the notice stating that the Professional is subject to the same restrictions on transfer to U.S. Persons or for the account of U.S. Persons during the Restrictive Period as provided herein. The Company will not honor or register and will not be obligated to honor or register any transfer in violation of these provisions; to assure full compliance with the restrictions placed on the resale of securities offered pursuant to Regulation S, the Company shall place on the certificates representing the Warrant Shares and Debenture Shares the restrictive legend attached hereto as Exhibit "A."

   (vi) A "Professional" is a "distributor" as defined in Rule 902(c) under the Securities Act (generally any underwriter, or other person, who participates, pursuant to a contractual arrangement, in the distribution of the Units); a dealer as defined in Section 2(12) of the Exchange Act (encompassing those who engage in the business of trading or dealing in securities as agent, broker, or principal); or a person receiving a selling concession, fee or other remuneration in respect of the Units sold.

d. Access to Information. Buyer has had access to all material and relevant information necessary to enable Buyer to make an informed investment decision. All data requested by Buyer from the Company or its representatives concerning the business and financial condition of the Company and the terms and conditions of the offering has been furnished to Buyer's satisfaction. Buyer has had the opportunity to ask questions and receive answers from the Company concerning the terms and conditions of this offering, and to obtain from the Company an additional information which the Company possesses or may obtain without unreasonable effort or expense. Buyer understands that there are numerous and substantial risks associated with the purchase of the Securities which could result in a total loss of the Buyer's investment.

e. Understanding of Investment Risks. Buyer understands that realization of the objectives of the Company is subject to significant economic and business risks.

f. No Government Recommendation or Approval. Buyer understands that no Federal, State or foreign government agency has passed on or made any recommendation or endorsement of the Units.

g. Resales or Securities. All subsequent offers and sales of the Units shall be made in compliance with Regulation S, pursuant to registration of the Units under the Securities Act or pursuant to another exemption from such registration;

h. Subscription Agreement. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Buyer and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

i. Non-contravention. If Buyer is not a natural person, the execution and delivery of the Subscription Agreement and the consummation of the purchase of the Units and the transactions contemplated by this Subscription Agreement do not and will not conflict with or result in a breach by the Buyer of any of the terms or provisions of, or constitute a default under, the organization documents (i.e., articles of incorporation and bylaws, partnership agreement, trust indenture, or similar documents) of the Buyer or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Buyer is a party or by which its or any of its respective properties or assets are bound, or any existing applicable law, rule or regulation or any applicable law, rule or regulation or any applicable decree, judgment or order of any court or regulatory body, administrative agency or other governmental body having jurisdiction over the Buyer or any of its properties or assets.

3.     REPRESENTATIONS OF THE COMPANY.

(a) Reporting Company Status. The Company is a "reporting company" as defined by Rule 902 of Regulation S. The Company is in full compliance, to the extent applicable, with all filing obligations under Section 13 of the Exchange Act.

(b) Offshore Transaction. The Company has not offered the Units that are the subject of this Agreement to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Section 902(o) of Regulation S.

(c)    No  Directed  Selling  Efforts.    In  regard  to the transaction
       contemplated by this Agreement, the Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has the Company conducted any general solicitation relating to the offer and sale of the Units that are the subject of this transaction to persons resident within the United States or elsewhere.

(d) Concerning the Units and Warrant Shares. The Units, when issued and delivered, will be duly and validly authorized and issued, fully paid and non-assessable, and will not subject the holders thereof to personal liability by reasons of being such holders. The Warrant Shares, when issued and delivered, will be duly and validly authorized and issued, fully paid and non-assessable. There are no preemptive rights of any stockholder of the Company.

(e) Subscription Agreement. The Subscription Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

(f) Noncontravention. The execution and delivery of the Subscription Agreement and the consummation of the issuance of the Units and the transactions contemplated by this Subscription Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under the articles of incorporation or bylaws of the Company or any indenture, mortgage, deed ortrust or other material agreement or instrument to which the Company is a party or by which its properties or assets are bound, or any existing applicable law, rule or regulation or any allocable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

(g) Approvals. The Company is not aware of any authorization, approval or consent of any governmental body that is legally required for the issuance and sale of the Units as contemplated by the Subscription Agreement.

(h) Continuous Offering. The sale of the Units pursuant to this Agreement is not a "continuous offering" as defined in Rule 902(m) or, if it is a continuous offering, the sale of the Units hereunder is the last sale thereunder and the "Restrictive Period" as defined in Rule 902(m) commences on the Effective Date as hereinafter defined.

4. SAFE HARBOR; RELIANCE ON REPRESENTATIONS. Buyer understands that the offer and sale of the Units (or any components thereof) are not being registered under the Securities Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S and Buyer's representations hereunder.

5. TRANSFER AGENT INSTRUCTIONS. The Company will issue one or more certificates representing the Common Stock and the Warrants comprising the Units in the name of Buyer and in such denominations to be specified by Buyer prior to Closing. The Company's transfer agent will be instructed to issue one or more share certificates representing the Common Stock or Warrant Shares, as the case may be, in the name of Buyer and in such denominations to be specified as soon as practicable after the exercise of the Warrants. The Company further warrants that no instructions other than


     (i)  these instructions, and

     (ii) instructions for a "stop transfer" instruction until the end of the Restrictive Period for resales into the United States have been given to the transfer agent and that such Common Stock, Warrants and Warrant Shares shall otherwise be freely transferable on the books and records of the Company. Nothing in these Sections, however, shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Common Stock, Units or Warrant Shares. Notwithstanding anything herein to the contrary, the legend attached hereto as Exhibit "A" shall be placed on the certificates evidencing the Common Stock, Warrants and Warrant Shares.

6. UNIT DELIVERY INSTRUCTIONS. The Company is hereby requested to deliver certificates representing the Units to the Buyer on a delivery versus payment basis at such times and places to be mutually agreed.

7. CLOSING DATE. The date of the issuance and the sale of the Units (the "Closing") shall be three business days following the acceptance of this subscription by the Company (the "Effective Date"), or such other mutually agreed upon time.

8. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. Buyer understands that the Company's obligation to sell the Units is conditioned upon:

     a. The receipt and acceptance by the Company of this Subscription Agreement for all of the Units as evidenced by execution of this Subscription Agreement by the Chief Executive Officer or President of the Company; and

     b. Delivery to the Company by Buyer of immediately available funds as payment in full for the purchase of the Units.

9 BUYER'S ACKNOWLEDGMENT. Buyer represents and warrants that at the time of the purchase, Buyer does not have a short or hedge position in the Units or any component thereof. During the Restrictive Period, Buyer, in the United States, (i) shall not effect short sales in the Units, and (ii) shall not hedge, through short sales, options or otherwise, Buyer's purchase of such Units.

IN WITNESS WHEREOF, this Offshore Securities Subscription Agreement was duly executed on the date first written below.

Dated this ____ day of the month of _________________________, 1966.

Official Signatory of the Company:

CASMYN CORPORATION


By:  ____________________________________
Print Name:  _____________________________
Title:   __________________________________

"BUYER(S)"


Names(s) exactly as you wish your Units
to be registered                            (1)__________________________

                                            (2)__________________________

Title, if Buyer is not a natutral person    (1)__________________________

                                            (2)__________________________

Signatures                                  (1)__________________________

                                            (2)__________________________

Primary Residence                           (1)__________________________

                                               __________________________

                                            (2)__________________________

                                               __________________________

Mailing Address (if different from above)   (1)__________________________

                                               __________________________

                                            (2)__________________________

                                                         EXHIBIT A





Each of the certificates shall have placed on it the following restrictive legend:

"The securities represented by this certificate have been issued pursuant to Regulation S promulgated under the Securities Act of 1933, as amended (the "Act") and have not been registered under the Act. These securities may not be offered or sold within the United States or to, or for the account of, a "U.S. Person" (as the term is defined in Regulation S) until after _____________, 199____. After such date, this legend shall have no further force and effect.

                                  EXHIBIT B



Wiring Instructions of the Company: